FORM 8-K

                            UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934


                  Date of Report: March 19, 2001

                    HOUSEHOLD FINANCE CORPORATION

        (Exact name of registrant as specified in its charter)



     Delaware                    1-75                     36-1239445
--------------------------------------------------------------------------

  (State or other          (Commission File            (IRS Employer
   jurisdiction of          Number)                     Identification
   incorporation)                                       Number)


          2700 Sanders Road, Prospect Heights, Illinois 60070

          (Address of principal executive offices) (Zip Code)
                         847/564-5000

           Registrant's telephone number, including area code

Item 5.   Other Events

          Set forth in the Exhibit hereto are selected consolidated financial statements which present the financial position and results of operations and selected owned and managed financial information for Household Finance Corporation (the "Company") as of and for the years ended December 31, 2000 and 1999.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               No.  Exhibit

               12 Statement on the Computation of Ratio of Earnings to Fixed Charges and to Combined Fixed Charges and Preferred Stock Dividends.

               99 Selected consolidated financial statements and selected owned and managed financial information with respect to the operations of Household Finance Corporation as of and for the years ended December 31, 2000 and 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          HOUSEHOLD FINANCE CORPORATION
                          -----------------------------
                          (Registrant)



                           By: /s/ David A. Schoenholz
                          David A. Schoenholz
                          Executive Vice President and Chief Financial Officer, (a Principal Financial Officer), Director and on behalf of Household Finance Corporation


Dated: March 19, 2001